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Quantum Corporation
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Following is an updated version of the investor presentation filed by the Company on November 2, 2016 that management may use from time to time in presentations to current and potential investors, lenders, creditors, vendors, customers, employees and others with an interest in Quantum and its business. This presentation is also posted in the Investor Relations section of Quantum’s website at www.quantum.com.

QUANTUM INVESTOR PRESENTATION

February 2017

Quantum

Safe Harbor

Safe Harbor Statement

"Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Specifically, without limitation, statements regarding anticipated market forecasts and trends, and Quantum's financial forecast, business prospects and strategies are forward-looking statements within the meaning of the Safe Harbor. All forward-looking statements are based on information available to Quantum on the date hereof. These statements involve known and unknown risks, uncertainties and other factors that may cause Quantum's actual results to differ materially from those implied by the forward-looking statement. More detailed information about these risk factors, and additional risk factors, are set forth in Quantum's periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled "Risk Factors," in Quantum's Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 3, 2016. Quantum expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

Quantum believes that non-GAAP financial measures provide useful and supplemental information to investors regarding its quarterly financial performance. The non-GAAP financial measures Quantum uses are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. For a description of the specific adjustments Quantum makes in preparing its non-GAAP financial measures, and the rationale for these adjustments, please refer to the section entitled "Use of Non-GAAP Financial Measures" in Quantum's most recent quarterly earnings release filed on Form 8-K with the Securities and Exchange Commission January 25, 2017.

Key Investment Highlights



37-Year Storage Specialist and Leader in Key Markets	High-Growth Scale-out Tiered Storage Portfolio	Profit/Cash-Generating Data Protection Portfolio, Install Base and Channel	Scalable Financial Model Providing Significant Leverage



Who We Are

A leading expert in highly scalable storage, data protection and archive focused on the most demanding workflow challenges

What We Do

Enable customers to capture, share and preserve digital assets over their entire lifecycle, creating new opportunities to maximize data's business value

A Rich History in Storage

1980
HDD devices
(Sold business in 2001)

1994
Tape-based data protection

2002
Disk-based data protection systems

2006
High-performance storage & data mgmt. software
(Origins from 2000)

2012
Cloud-based storage services

2014
Multi-tier storage solutions for end-to-end workflows

Quantum's Business Today

Data Protection

Primary Customer: IT Departments

Scale-out Tiered Storage

Primary Customer: Line of Business

DATA BACKUP

Highly efficient and fast systems for protecting an organization's critical operational data

DATA ARCHIVING AND PRESERVATION

Massively scalable storage systems for safely storing an organization's most strategic data assets

WORKFLOW STORAGE AND DATA MANAGEMENT

High-performance, multi-tier storage solutions for enabling line-of-business creativity, productivity and efficiency

Quantum Overview

FY16 Revenue: $476M


Royalty
9%
Scale-out
Tiered Storage
27%
Data Protection
64%

- Non-royalty: 90% branded, 10% OEM
- 60% North America, 30% EMEA, 10% APAC

- Fiscal Q3'17 results
  - Total revenue of $133.5M, up 4% Y-Y
    - Scale-out tiered storage revenue grew 12% Y-Y (21st consecutive quarter of Y-Y growth) and represented 30% of total revenue
    - Branded data protection revenue increased 11% Y-Y
  - Non-GAAP net income of $6.6M, up $1.8M Y-Y
- 100,000+ deployments, from SMB to enterprise
- Channel-focused sales model, with 11,000 resellers
- Major technology OEM/reseller partnerships

Hewlett Packard Enterprise
DELL
IBM
FUJITSU
TERADATA
Raising Intelligence

Proven Market Leader

100,000+ customer deployments

Baker & McKenzie
Airbus Defence & Space
starz
Oxford University Press
Ravens Productions
HGSC
Konica Minolta
The Scripps Research Institute
Major League Baseball
deluxe
NASA
BBC Sport
CERN
American Museum of Natural History
Fossil
NIH National Institutes of Health
SIB Swiss Institute of Bioinformatics
UFC
Maple Leaf Sports + Entertainment
Baylor University
CCTV
University of San Diego

Awards and other honors

2014 Winner SVC awards
Storage Visions Visionary Award Winner
2015 Best of Show TVTechnology
Best of Show TVBEurope 2014
Game Changer Winner
Storage Awards The Storries XII Winner
CRN Channel Chiefs 2016
Winner
studiodaily Prime Awards
Info-Tech
Info-Tech
Storage Magazine Products of the Year 2014 Silver
Storage Magazine Products of the Year 2016 Finalist
Best of Show TVTechnology 2015
Network Computing Awards 2017 Finalist
Broadcast Beat

Tightly Integrated with the Ecosystem

DataFrameworks	BROCADE	NetApp	amazon web services	CISCO	Microsoft CERTIFIED Partner
milestone The Open Platform Company	3VR	Genetec	INTERICA Innovate. Access. Discover.	FUJITSU	VEEAM IT JUST WORKS!
telestream	reachENGINE	AUTODESK		TERADATA	CITRIX
Adobe	DALET	splunk>	AXIS COMMUNICATIONS	COMMVAULT	arcserve
AVID avid.com	ctera	iTernity your key to compliance	ORACLE	VERITAS	vmware READY CERTIFIED

How Quantum Solves Key Customer Challenges

Key Customer Challenges

- Data growth, particularly unstructured data (e.g., video, audio, imaging, sensors)
- Increased strategic value of data
  - Insight, discovery, intelligence
  - Repurposing/remonetizing
  - Anytime/anywhere access
  - Collaboration
- Need for workflow-optimized solutions
- Desire for greater simplicity/ease-of-use
- Public, private, hybrid cloud architectures
- Continued cost constraints

Customers' business needs increasingly centered on capturing, sharing, protecting and maximizing value of their data

Quantum's Solutions

- Managing large-scale, shared content workflows from end to end in most demanding data environments
- Enabling efficient workflows that rely on high-performance storage
- Providing archive solutions designed to reduce unstructured data storage costs
- Making content archives in the cloud more accessible
- Protecting and retaining data in most efficient, cost-effective way based on customer needs (tiered storage)

Quantum offers unique combination of high performance, low-cost capacity and easy access across multiple storage tiers

SCALE-OUT TIERED STORAGE SOLUTIONS

Quantum

Scale-out Tiered Storage: Key Metrics

- FY17 Q1-Q3 revenue of $117.3M, up 26% Y-Y
  - Growth across all main use cases: Media & Entertainment, Video Surveillance and Technical Workflows
- 120,000+ file system licensees/users
- Average win rate in 70% range
- Average non-GAAP product gross margins of approximately 45%
- Expected to grow as % of total revenue in FY17 (from 27% in FY16)


Quantum
Quantum

Scale-out Tiered Storage: The Demanding Markets We Serve



Corporate Video
Sports Video
M&E
Government
Video Surveillance
Network Forensics
Genomics
Geospatial
Oil & Gas
Scientific Research
INCOMING DATA
RETENTION OF DATA
DATA SHARING/ COLLABORATION
VIDEO PRODUCTION
INTELLIGENCE & SURVEILLANCE
TECHNICAL WORKFLOWS
Quantum

Scale-out Tiered Storage: Attributes Required for Success


PERFORMANCE
INCOMING DATA
VIDEO PRODUCTION
INTELLIGENCE & SURVEILLANCE
Quantum
TECHNICAL WORKFLOWS
RETENTION OF DATA
DATA SHARING/ COLLABORATION
LOW-COST CAPACITY
ACCESS

Scale-out Tiered Storage Portfolio that Delivers on All Attributes



StorNext 5
Xcellis Workflow Storage
Third-party Public and Private Cloud
STORNEXT DATA MANAGEMENT
"Challenger" in Gartner Magic Quadrant
QXS Hybrid Storage
S3
STORNEXT DATA MANAGEMENT
Artico Archive Appliance
Lattus Object Storage
StorNext AEL (Tape)
ACCESS
PERFORMANCE
LOW-COST CAPACITY

Scale-out Tiered Storage: Quantum Growth Drivers

- Extend M&E leadership (e.g., corporate video, sports video, ad agencies)
- Build on video surveillance momentum
- Capitalize on unstructured data archive opportunities in technical workflows
- Further expand our solution set to the cloud and cloud providers
- Leverage data protection assets and unified sales organization

Scale-out Tiered Storage Use Cases: Select Examples



Broadcaster (Media & Entertainment)

- Needed support for 4K/2K mixed workflow
- EMC Isilon couldn't meet performance requirements
- QTM enabled them to fully leverage large 4K investment and pursue additional business opportunities



Retail Center (Video Surveillance)

- Wanted state-of-the art video surveillance and analytics solution they could afford
- No other storage solution "even came close" to QTM, including integration with key ecosystem partners



Automotive Supplier (Technical Workflows)

- Autonomous vehicle project: 20PB of data over 10 years
- All-NAS solution cost of $15M made project untenable
- QTM cost of $1.6M thru tiering, with better performance
- QTM enabled greater innovation and IP growth

DATA PROTECTION SOLUTIONS


Quantum
Scalar i6000

Quantum

Data Protection: Key Metrics

- FY17 Q1-Q3 revenue of $238.5M, up 3% Y-Y (excludes royalty revenue)
  - FY17 Q1-Q3 disk backup systems revenue up 14% Y-Y
- 100,000+ deployments
- Average win rates over 75% for tape automation and in 60th percentile for DXi
- Average branded non-GAAP product gross margins
  - Tape automation and DXi: approximately 50%
  - Tape devices and media: approximately 5-10%
- Strategy is to generate overall data protection profit/cash


Quantum
Quantum

Data Protection: Increased Complexity and Demands on Customers

LEGACY	NEW PARADIGM
Protection of Mostly Structured Data	Protection of Increasingly More Unstructured Data, in Addition to Structured Data
Back Up Data from Physical Assets	Protection of Heterogeneous Assets – Physical and Virtual
Primarily Tape Backup	Intelligent Storage Tiering – Tape, Disk, Object Storage and Cloud
On-Premise Data Access	Anytime, Anywhere Data Access
Retain Most Data for Finite Period	Keep More and More Data Forever
Archive for Risk Mitigation	Archive for Business Opportunity

Data Protection: Products

DXi Disk Deduplication

DXi V-Series
1-24TB



DXi4700
5-135TB



DXi6900/DXi6900-S
17-544TB

Scalar Tape Automation



Scalar i3/i6
25-800 slots



Scalar i500
40-80 slots



Scalar i6000
10-7000 slots

Devices and Media



Q-Cloud Protect

Data Protection: Driving Profit/Cash

- Leverage tape market share leadership
- Increase DXi customer base
- Expand DXi go-to-market strategic partnerships
- Take advantage of growing cost issues with traditional primary storage
- Leverage unified sales organization

Data Protection Use Case:
Virtual Machine Data Backup and Disaster Recovery

Customer Need

- State health department faced with significant data growth and challenges of large VMware adoption



Quantum Solution

- DXi appliances
- Veeam backup software

Why Quantum

- Positive experience with earlier generation DXi appliance
- Ability to partition DXi appliance as virtual tape library and NAS target
- DXi archive capability

FINANCIALS AND GUIDANCE

Revenue Breakdown (millions of $)



Scale-out Tiered Storage
$50
$40
$30
$20
$10
$0
FQ4'15 FQ1'16 FQ2'16 FQ3'16 FQ4'16 FQ1'17 FQ2'17 FQ3'17



Disk Backup
$25
$20
$15
$10
$5
$0
FQ4'15 FQ1'16 FQ2'16 FQ3'16 FQ4'16 FQ1'17 FQ2'17 FQ3'17



Royalty
$12
$9
$6
$3
$0
FQ4'15 FQ1'16 FQ2'16 FQ3'16 FQ4'16 FQ1'17 FQ2'17 FQ3'17



Tape-based Data Protection
$80
$60
$40
$20
$0
FQ4'15 FQ1'16 FQ2'16 FQ3'16 FQ4'16 FQ1'17 FQ2'17 FQ3'17

Scalable Financial Model with Significant Leverage

	FY16	FY16 Q1-Q3	FY17 Q1-Q3
Revenue[1]	$476M	$356M	$385M
Gross Margin Rate[1]	43.3%	42.1%	42.2%
Operating Expenses[1]	$200M	$154M	$143M
(% of Revenue)	43%	43%	37%
Operating Income[1]	$5.6M	($4M)	$19M
(% of Revenue)	1%	(1%)	5%
Net Income[1]	($2M)	($10M)	$13M
(% of Revenue)	(1%)	(3%)	3%
TTM EBITDA	$18M	$16M	$37M
Cash from Ops	($12M)	($16M)	$10M
Free Cash Flow	($15M)	($19M)	$9M
Cash Balance	$37M	$36M	$45M
Total Debt	$136M	$139M	$141M
Net Debt	$99M	$103M	$96M
Headcount	1,200	1,200	1,200

FY17 Q1-Q3 vs. FY16 Q1-Q3

- Total revenue up 8%
- Branded revenue up 13%
- Scale-out tiered storage revenue up 26%
- Branded data protection revenue up 7%
- Operating income up $23M
- Net income up $23M

Notes:
[1] Gross Margin Rate, Operating Expenses, Operating Income and Net Income are non-GAAP figures

Guidance (as of Jan. 25, 2017)

FQ4'17

- Total revenue: $120M-$125M
- Non-GAAP gross margin: 41-43%
- Non-GAAP opex: $47M-$48M
- Interest expense: $2.4M
- Taxes: $400K
- Non-GAAP EPS: $0.00

FY17

- Total revenue: $505M-$510M
- Royalty revenue: at least $35M
- Non-GAAP gross margin: 42%
- Non-GAAP opex: approximately $192M
- Interest expense: $8.0M
- Taxes: $1.5M
- Non-GAAP EPS: $0.04-$0.05

Note: Quantum expressly disclaims any obligation to update or alter its guidance, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

Quantum Corporation ("Quantum" or the "Company") has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the "SEC") on February 3, 2017 and intends to file a definitive proxy statement in connection with the solicitation of proxies from Quantum stockholders at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held on March 31, 2017. The Company's nominees for election to the Board of Directors and Fuad Ahmad, Chief Financial Officer, will be participants in the Company's solicitation of proxies in connection with the Annual Meeting. Information as to the direct or indirect interests, by security holdings or otherwise, of the participants, including the holdings of the participants in the Company's common stock as of January 31, 2017 was included in the preliminary proxy statement. Quantum will furnish its definitive proxy statement to stockholders, together with a WHITE proxy card, when they become available. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND OTHER DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement (and amendments or supplements thereto) and other documents filed by Quantum with the SEC will be available for no charge at the SEC's website at http://www.sec.gov and will also be available, free of charge, at the Company's website (www.quantum.com) or by writing to Investor Relations, Quantum Corporation, 224 Airport Parkway, Suite 550, San Jose, CA 95110.

Quantum®